UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 10, 2021

BSQUARE CORPORATION

(Exact name of Registrant as specified in its charter)

Washington	000-27687	91-1650880
(State or Other Jurisdiction	(Commission	(IRS Employer Identification No.)
of Incorporation)	File Number)

1415 Western Avenue, Suite 700
Seattle, WA 98101
425-519-5900

(Address and Telephone Number of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	BSQR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07, at the Bsquare Corporation (the “Company”) 2021 annual meeting of shareholders (the “Annual Meeting”), held on June 10, 2021, the shareholders of the Company approved the Bsquare Corporation 2021 Equity Incentive Plan (the “2021 Plan”), which was previously adopted by the Company’s Board of Directors (the “Board”) subject to shareholder approval and which replaced the Company’s fourth amended and restated stock plan. A description of the material terms of the 2021 Plan was included in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 28, 2021 (the “Proxy Statement”). The foregoing description is qualified in its entirety by reference to the 2021 Plan, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07, at the Annual Meeting, the Company’s shareholders approved the amended and restated articles of incorporation of the Company (the “Articles”). A copy of the Articles is attached hereto as Exhibit 3.1 and is incorporated by reference herein. A description of the material terms of the Articles was included in the Company’s Proxy Statement.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders approved the five proposals listed below. The final voting results for each proposal are set forth below. The proposals are described in detail in the Proxy Statement.

1.	To elect Ryan L. Vardeman and Ralph C. Derrickson as Class II Directors, to serve for the ensuing three years and until his or her successor is duly elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
Ryan L. Vardeman	4,529,469	134,850	3,961,893
Ralph C. Derrickson	4,569,074	135,038	3,961,893

2.	To approve on an advisory basis the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,514,473	214,697	54,499	3,961,893

3.	To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,542,102	22,084	181,376	--

4.	To approve the 2021 Plan.

For	Against	Abstain	Broker Non-Vote
3,241,288	1,503,850	38,531	3,961,893

5(A).	To approve the Articles, which includes separate proposals to approve and adopt amendments in the proposed Articles as set forth in subproposals 5(B)-5(F).

For	Against	Abstain	Broker Non-Vote
4,464,557	273,077	46,035	3,961,893

5(B).	To eliminate the ability of holders of 25% of the votes entitled to be cast on an issue to call a special meeting.

For	Against	Abstain	Broker Non-Vote
2,636,524	1,953,027	194,118	3,961,893

5(C).	To eliminate the fixed size of the Board of seven directors, allowing the Board to determine its size.

For	Against	Abstain	Broker Non-Vote
2,769,436	1,827,381	186,852	3,961,893

5(D).	To eliminate the ability of shareholders to remove directors without cause.

For	Against	Abstain	Broker Non-Vote
2,646,045	1,953,088	184,536	3,961,893

5(E).	To require a two-thirds majority of shareholders to amend specified provisions in the Articles.

For	Against	Abstain	Broker Non-Vote
2,731,063	1,855,920	196,686	3,961,893

5(F).	To establish an exclusive forum in Washington for certain corporate and securities claims.

For	Against	Abstain	Broker Non-Vote
2,740,396	1,850,952	192,321	3,961,893

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

3.1	Amended and Restated Articles of Incorporation of Bsquare Corporation

10.1	Bsquare Corporation 2021 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSQUARE CORPORATION

Date: June 16, 2021	By:	/s/ Christopher Wheaton
Chief Financial and Operating Officer, Secretary and Treasurer